Exhibit 99.1

Fathom Digital Manufacturing Completes Business Combination

with Altimar Acquisition Corp. II

Fathom to commence trading on the New York Stock Exchange under the ticker “FATH”

on Monday, December 27, 2021

HARTLAND, Wis., December 27, 2021 — Fathom Digital Manufacturing Corp. (“Fathom” or the “Company”), an industry leader in on-demand digital manufacturing services, today announced the completion of its previously announced business combination with Altimar Acquisition Corp. II (“Altimar”), a special purpose acquisition company. The business combination, which was approved by a vote of Altimar’s shareholders, closed on December 23, 2021. Prior to the business combination, Fathom was a privately held portfolio company of CORE Industrial Partners (“CORE”), a Chicago-based private equity firm focused on investing in and growing middle-market manufacturing, industrial technology and industrial services businesses. CORE will remain the largest shareholder in the combined business.

Fathom will continue to be led by Chief Executive Officer Ryan Martin, Chief Financial Officer Mark Frost, Chief Commercial Officer Rich Stump, and Chairman of the Board TJ Chung, who all have substantial experience in on-demand digital manufacturing services.

Fathom delivers a wide breadth of advanced manufacturing services through a differentiated technology-agnostic strategy focused on speed, problem solving, adaptive technical responsiveness and manufacturing expertise, allowing companies to iterate faster and shorten their product development and production cycles. Fathom also enables customers to both consolidate and localize their supply chains driven by the shift to Industry 4.0, the digitization of manufacturing, providing significant growth opportunities in the fragmented $25 billion low-to-mid volume manufacturing market. By continuing to leverage its proven business model, Fathom has secured new business wins with large innovative companies, achieving continued market penetration for its additive and traditional manufacturing technologies and growing its backlog of business.

“We are taking this step because we are a strong, profitable company, and believe our NYSE listing will accelerate Fathom’s growth, both organically and inorganically, by using our stock as a currency to advance our M&A strategy and investing in promising new technologies across the industry,” said Mr. Martin. “These new technologies will enable us to serve our target markets with greater efficiency and responsiveness than ever before. Our broad capabilities from rapid prototyping to low- to mid-volume production, proprietary software suite, engineering expertise and comprehensive support system are competitive advantages we expect will enable us to continue executing our strategic plan and delivering strong profitable growth.”

“Fathom offers an exciting new paradigm – fast, technologically sophisticated, flexible, and geared for rapid growth,” said Mr. Chung, Senior Partner at CORE. “This is an opportunity for us to increase our product offerings to better serve our clients and power their accelerating pace of new product development and manufacturing innovation while expanding both our geographic and strategic reach.”

“With the completion of this transaction, Fathom has solidified its position at the forefront of the fast-growing on-demand digital manufacturing sector,” said John May, Founder and Managing Partner of CORE. “The Company’s unique on-demand platform and diverse offerings serve a broad variety of customers, ranging from the Fortune 500 to high-growth disruptive startups, and are perfectly suited to the challenges and opportunities facing manufacturers today. We are extremely proud of the incredible growth and innovation the Fathom team has achieved over the past three years since we initially partnered with the Company, and we’re excited to remain Fathom’s largest investor. We are confident Fathom’s solid foundation will enable the Company to achieve further success in the public markets.”

Advisors

In connection with the closing of the business combination, J.P. Morgan Securities LLC and Stifel served as joint financial advisors and Winston & Strawn LLP served as legal counsel to Fathom. J.P. Morgan Securities LLC and Stifel served as joint placement agents and capital markets advisors, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to Altimar. Mayer Brown LLP served as legal counsel to the placement agents.

About Fathom Digital Manufacturing

Fathom is one of the largest on-demand digital manufacturing platforms in North America, serving the comprehensive product development and low- to mid-volume manufacturing needs of the largest and most innovative companies in the world. With more than 25 unique manufacturing processes and a national footprint with nearly 450,000 square feet of manufacturing capacity across 12 facilities, Fathom seamlessly blends in-house capabilities across plastic and metal additive technologies, CNC machining, injection molding & tooling, sheet metal fabrication, and design and engineering. With more than 35 years of industry experience, Fathom is at the forefront of the Industry 4.0 digital manufacturing revolution, serving clients in the technology, defense, aerospace, medical, automotive and IOT sectors. Fathom’s certifications include: ITAR Registered, ISO 9001:2015 Design Certified, ISO 9001:2015, ISO 13485:2016, AS9100:2016, and NIST 800-171. To learn more, visit fathommfg.com.

About Altimar Acquisition Corp. II

Altimar was a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Altimar was sponsored by Altimar Sponsor II, LLC, an affiliate of HPS Investment Partners, LLC.

About CORE Industrial Partners:

CORE Industrial Partners is a Chicago-based private equity firm with $700 million of capital commitments investing in North American lower middle-market manufacturing, industrial technology and services businesses. CORE’s team is comprised of highly experienced former CEOs and investment professionals with shared beliefs, deep experience, and a proven track record of building market-leading businesses. Through our capital, insight, and operational expertise, CORE partners with management teams and strives to build best-in-class companies. For more information, visit coreipfund.com.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fathom’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of the business combination; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; costs related to the business combination and additional factors discussed in

Altimar’s final prospectus/proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021 and the documents of Altimar and Fathom filed, or to be filed, with the SEC. If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that neither Altimar nor Fathom presently know or that Altimar and Fathom currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Altimar’s and Fathom’s expectations, plans or forecasts of future events and views as of the date of this press release. Although Altimar and Fathom may elect to update these forward-looking statements at some point in the future, Altimar and Fathom specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Altimar’s and Fathom’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

Fathom

John Perilli

Prosek Partners

jperilli@prosek.com

(401) 316-3375

CORE Industrial Partners

Jeremy Milner

BackBay Communications

(401) 862-9422

jeremy.milner@backbaycommunications.com